                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 10, 2000
                   Newcourt Equipment Trust Securities 1998-2


       A New York              Commission File           I.R.S. Employer
      Corporation              NO. 333-34793             No. 13-7135550


                          c/o AT&T Capital Corporation
                       650 Cit Drive Livingston, NJ 07039
                         Telephone Number (973) 535-5909

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:                                      November 10, 2000      Payment Date:  November 15, 2000
Collection Period:                                       October 31, 2000


ITEM 5. OTHER

          I. INFORMATION REGARDING THE CONTRACTS

            1. CONTRACT POOL PRINCIPAL BALANCE
               a. Beginning of Collection Period                                $577,937,266
               b. End of Collection Period                                      $550,295,073
               c. Reduction for Collection Period                               $ 27,642,193
            2. DELINQUENT SCHEDULED PAYMENTS
               a. Beginning of Collection Period                                $ 11,642,373
               b. End of Collection Period                                      $ 10,719,984
            3. LIQUIDATED CONTRACTS
               a. Number of Liquidated Contracts                                        198
                  with respect to Collection Period                                     ---
               b. Required Payoff Amounts of Liquidated Contracts               $  2,211,769
               c. Total Reserve for Liquidation Expenses                        $        -
               d. Total Liquidation Proceeds Received                           $    340,133
               e. Liquidation Proceeds Allocated to Owner Trust                 $    340,133
               f. Liquidation Proceeds Allocated to Depositor                   $        -
               g. Current Realized Losses                                       $  1,871,636
            4.  PREPAID CONTACTS
               a. Number of Prepaid Contracts with respect                               263
                  to Collection Period                                                   ---
               b. Required Payoff Amounts of Prepaid Contracts                  $ 1,785,075
            5. PURCHASED CONTRACTS (BY TCC)
               a. Number of Contracts Purchased by TCC with                                0
                  respect to Collection Period                                             -
               b. Required Payoff Amounts of Purchased Contracts                $       -

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                           ----------------------------------------------------------------------------------------------
                                                                                                    % OF AGGREGATE
                                  NUMBER OF                             AGGREGATE REQUIRED          REQUIRED PAYOFF
                                  CONTRACTS                               PAYOFF AMOUNTS               AMOUNTS
                           ----------------------------------------------------------------------------------------------
   a.    Current                    44,509              90.96%             $519,328,997                   92.57%
   b.    31-60 days                  2,348               4.80%             $ 23,050,192                    4.11%
   c.    61-90 days                  1,035               2.12%             $  9,729,089                    1.73%
   d.    91-120 days                   500               1.02%             $  4,535,363                    0.81%
   e.    120+ days                     540               1.10%             $  4,371,416                    0.78%
   f.    Total                      48,932             100.00%             $561,015,058                  100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

         ----------------------------------------------------------------------------------------------------------------
                                     % OF                % OF                  % OF                     % OF
                                   AGGREGATE            AGGREGATE             AGGREGATE                AGGREGATE
                                REQUIRED PAYOFF      REQUIRED PAYOFF       REQUIRED PAYOFF          REQUIRED PAYOFF
                                   AMOUNTS               AMOUNTS               AMOUNTS                 AMOUNTS
             COLLECTION
               PERIODS        31-60 DAYS PAST DUE  61-90 DAYS PAST DUE   91-120 DAYS PAST DUE     120+ DAYS PAST DUE
         ----------------------------------------------------------------------------------------------------------------
              10/31/00               4.11%               1.73%                  0.81%                    0.78%
               9/30/00               4.52%               1.57%                  0.82%                    0.82%
               8/31/00               3.85%               1.89%                  0.78%                    0.78%
               7/31/00               4.22%               1.69%                  0.81%                    1.06%
               6/30/00               4.02%               1.77%                  0.87%                    0.98%
               5/31/00               4.37%               1.59%                  0.88%                    0.91%
               4/30/00               4.45%               1.75%                  0.77%                    0.94%
               3/31/00               4.33%               1.68%                  0.82%                    0.90%
               2/29/00               5.27%               1.81%                  0.85%                    1.13%
               1/31/00               5.21%               1.73%                  0.97%                    1.06%
              12/31/99               5.36%               1.89%                  1.00%                    1.02%
              11/30/99               5.15%               1.75%                  1.10%                    1.18%
              10/31/99               5.05%               1.91%                  1.04%                    0.95%
               9/30/99               4.32%               1.77%                  0.72%                    0.92%
               8/31/99               4.44%               1.58%                  0.68%                    0.79%
               7/31/99               4.50%               1.51%                  0.82%                    0.71%
               6/30/99               4.21%               1.83%                  0.67%                    0.67%
               5/31/99               5.11%               1.70%                  0.68%                    0.58%
               4/30/99               4.19%               1.28%                  0.53%                    0.52%
              03/31/99               4.41%               1.34%                  0.56%                    0.54%
              02/28/99               5.64%               1.79%                  0.58%                    0.45%
              01/31/99               5.45%               1.51%                  0.69%                    0.01%
              12/31/98               4.64%               1.30%                  0.01%                    0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                  ---------------------------------------------------------------------------------------
                                   COLLECTION         3 COLLECTION       6 COLLECTION PERIODS       CUMULATIVE SINCE
                                     PERIOD          PERIODS ENDING            ENDING                 CUT-OFF DATE
                                   OCTOBER-00          OCTOBER-00            OCTOBER-00
                                  ---------------------------------------------------------------------------------------
   a. Number of Liquidated
      Contracts
   b. Number of Liquidated            198                 886                   1,411                    4,819
      Contracts as a Percentage
      of Initial Contracts
   c. Required Payoff Amounts of     0.283%              1.266%                 2.016%                   6.886%
      Liquidated Contracts
   d. Liquidation Proceeds        2,211,769.05        7,212,710.19          12,504,741.47             50,461,929.31
      Allocated to Owner Trust
   e. Aggregate Current Realized   340,132.84          907,996.86            2,437,593.34             6,322,860.06
      Losses
   f. Aggregate Current Realized  1,871,636.21        6,304,713.33          10,067,148.13             44,139,069.25
      Losses as a Percentage of
      Cut-off Date Contract Pool

      Principal Balance
 II. INFORMATION REGARDING THE
     SECURITIES                   0.139%           0.469%                 0.750%                   3.287%


     1. SUMMARY OF BALANCE INFORMATION

     ----------------------------------------------------------------------------------------------------------------------------
                                      PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF  CLASS FACTORS AS OF
            CLASS           COUPON       NOVEMBER 15, 2000      NOVEMBER 15, 2000     OCTOBER 16, 2000       OCTOBER 16, 2000
                             RATE          PAYMENT DATE           PAYMENT DATE          PAYMENT DATE           PAYMENT DATE
     ----------------------------------------------------------------------------------------------------------------------------
    a. Class A-1 Notes     5.195000%            $0                   0.00000                 $0                   0.00000
    b. Class A-2 Notes     5.290000%            $0                   0.00000                 $0                   0.00000
    c. Class A-3 Notes     5.450000%        $211,339,085             0.44965             $233,600,662             0.49702
    d. Class A-4 Notes     5.450000%        $201,430,384             1.00000             $201,430,384             1.00000
    e. Class A-5 Notes     5.500000%         $58,369,565             0.47504              $60,726,143             0.49422
    f. Class B Notes       5.660000%          $9,843,413             0.63740              $10,275,652             0.66539
    g. Class C Notes       6.190000%         $32,526,575             0.63741              $33,954,804             0.66540
    h. Class D Notes       7.210000%         $47,506,035             0.63741              $49,591,992             0.66540
    I. Total                  N.A.          $561,015,058             0.41777             $589,579,638             0.43904

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $561,015,057.59 and the CCA Balance is $56,119,327.95.

     2. MONTHLY PRINCIPAL AMOUNT
       a. Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                       $  589,579,638
       b. Contract Pool Principal Balance (End of Collection Period)             $  550,295,073
       c. Monthly Principal Amount                                               $   39,284,565

     3. GROSS COLLECTIONS
       a. Scheduled Payments Received                                            $   28,273,208
       b. Liquidation Proceeds Allocated to Owner Trust                          $      340,133
       c. Required Payoff Amounts of Prepaid Contracts                           $    1,785,075
       d. Required Payoff Amounts of Purchased Contracts                         $          -
       e. Proceeds of Clean-up Call                                              $          -
       f. Investment Earnings on Collection Account and Note Distribution.       $       89,962
       g. Extension Fees Allocated to Owner Trust                                $          -
       h. Total Gross Collections (sum of (a) through (g))                       $   30,488,378

     4. DETERMINATION OF AVAILABLE FUNDS                                          30,488,378.09
       a. Total Gross Collections                                                $    1,453,897
       b. Withdrawal from Cash Collateral Account                                $   31,942,275
       c. Total Available Funds


     5. APPLICATION OF AVAILABLE FUNDS

        ------------------------------------------------------------------------------
                 ITEM                      AMOUNT         REMAINING AVAILABLE FUNDS
        ------------------------------------------------------------------------------
       a. Total Available Funds                                         $31,942,275
       b. Servicing Fee                  $   602,018                    $31,340,257
       c. Interest on Notes:
          i) Class A-1 Notes             $       -                      $31,340,257
          ii) Class A-2 Notes            $       -                      $31,340,257
          iii) Class A-3 Notes           $ 1,060,936                    $30,279,321
          iv) Class A-4 Notes            $   914,830                    $29,364,491
          v) Class A-5 Notes             $   278,328                    $29,086,163
          vi) Class B Notes              $    48,467                    $29,037,696
          vii) Class C Notes             $   175,150                    $28,862,546
          viii) Class D Notes            $   297,965                    $28,564,581
       d. Principal of Notes
          i) Class A-1 Notes             $       -                      $28,564,581
          ii) Class A-2 Notes            $       -                      $28,564,581
          iii) Class A-3 Notes           $22,261,577                    $ 6,303,003
          iv) Class A-4 Notes            $       -                      $ 6,303,003
          v) Class A-5 Notes             $ 2,356,578                    $ 3,946,425
          vi) Class B Notes              $   432,239                    $ 3,514,186
          vii) Class C Notes             $ 1,428,229                    $ 2,085,957
          viii) Class D Notes            $ 2,085,957                    $       -
       e. Deposit to Cash
          Collateral Account             $       -                      $       -
       f. Amount to be applied in
          accordance with CCA
          Loan Agreement                 $       -                      $       -
       g  Balance, if any, to Equity
          Certificates                   $       -                      $       -

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

      1.  BALANCE RECONCILIATION

        --------------------------------------------------------------------------------------
                                                                         NOVEMBER 15, 2000
                           ITEM                                            PAYMENT DATE
        --------------------------------------------------------------------------------------
       a. Available Cash Collateral Amount (Beginning)                           58,685,154
       b. Deposits to Cash Collateral Account                                           -
       c. Withdrawals from Cash Collateral Account                                1,453,897
       d. Releases of Cash Collateral Account Surplus                             1,111,930
          (Excess, if any of (a) plus (b) minus (c) over (f))
       e. Available Cash Collateral Amount (End)                                 56,119,328
          (Sum of (a) plus (b) minus (c) minus (d))
       f. Requisite Cash Collateral Amount                                       56,119,328
       g. Cash Collateral Account Shortfall                                             -
          (Excess, if any, of (f) over (e))

      2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
       a. For Payment Dates from, and including, the
          January 1999 Payment Date to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                                      94,000,846
       b. For Payment Dates from, and including, the
          January 2000 Payment Date until
          the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance                        45,399,344
          2) The Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance                                        10,719,984
          3) Total ((1) plus (2))                                                56,119,328
       c. Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($16,785,865); and                                             16,785,865
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                                    561,015,058
       d. Requisite Cash Collateral Amount                                       56,119,328

      3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
       a. Interest Shortfalls                                                           -
       b. Principal Deficiency Amount                                             1,453,897
       c. Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                         -
       d. Total Cash Collateral Account Withdrawals                               1,453,897

 IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

     --------------------------------------------------------------------------------------------------------
             DISTRIBUTION                CLASS A-1        CLASS A-2         CLASS A-3         CLASS A-4
               AMOUNTS                     NOTES            NOTES             NOTES             NOTES
     --------------------------------------------------------------------------------------------------------
     1. Interest Due                   $         -      $         -       $   1,060,936     $     914,830
     2. Interest Paid                  $         -      $         -       $   1,060,936     $     914,830
     3. Interest Shortfall             $         -      $         -       $          -      $          -
     ((1) minus (2))
     4. Principal Paid                 $         -      $         -       $  22,261,577     $          -
     5. Total Distribution Amount      $         -      $         -       $  23,322,514     $     914,830
     ((2) plus (4))



     -----------------------------------------------------------------------------------------------------------------------------
              DISTRIBUTION               CLASS A-5         CLASS B           CLASS C           CLASS D
                AMOUNTS                    NOTES            NOTES             NOTES             NOTES              TOTALS
     -----------------------------------------------------------------------------------------------------------------------------

     1. Interest Due                   $     278,328    $      48,467     $     175,150     $      297,965     $     2,775,676
     2. Interest Paid                  $     278,328    $      48,467     $     175,150     $      297,965     $     2,775,676
     3. Interest Shortfall             $          -     $          -      $          -      $           -      $           -
     ((1) minus (2))
     4. Principal Paid                 $   2,356,578    $     432,239     $   1,428,229     $    2,085,957     $    28,564,581
     5. Total Distribution Amount      $   2,634,906    $     480,706     $   1,603,379     $    2,383,922     $    31,340,257
     ((2) plus (4))


 V.  INFORMATION REGARDING OTHER POOL CHARACTERISTICS

     ------------------------------------------------------------------------------------------
                                                    AS OF END OF              AS OF END OF
                  ITEM                               OCTOBER-00               SEPTEMBER-00
                                                  COLLECTION PERIOD        COLLECTION PERIOD
     ------------------------------------------------------------------------------------------
     1. ORIGINAL CONTRACT CHARACTERISTICS
        a. Original Number of Contracts                 69,983                    N.A.
        b. Cut-Off Date Contract Pool               $1,342,869,226                N.A.
           Principal Balance
        c. Original Weighted Average                    46.30                     N.A.
           Remaining Term
        d. Weighted Average                             56.50                     N.A.
           Original Term
     2. CURRENT CONTRACT CHARACTERISTICS
        a. Number of Contracts                         48,932                   50,570
        b. Average Contract                            $11,246                 $11,428
           Principal Balance
        c. Weighted Average                             29.4                     30.1
           Remaining Term

 VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1998-2 PREPAYMENT SCHEDULE

     ---------------------------------------------------             -----------------------------------------------------
     PAYMENT DATE                        SINCE ISSUE                 PAYMENT DATE                             SINCE ISSUE
      PERIOD                                CPR                       PERIOD                                     CPR
     ---------------------------------------------------             -----------------------------------------------------
     0                December-98                                    14                    Feb-00                7.416%
     1                 January-99           1.060%                   15                    Mar-00                7.402%
     2                   Feb-99             4.881%                   16                    Apr-00                7.666%
     3                   Mar-99             9.207%                   17                    May-00                7.357%
     4                  April-99           10.595%                   18                    Jun-00                7.546%
     5                   May-99            10.294%                   19                    Jul-00                7.511%
     6                   Jun-99             9.272%                   20                    Aug-00                7.296%
     7                   Jul-99             9.814%                   21                    Sep-00                7.425%
     8                   Aug-99             8.969%                   22                    Oct-00                7.386%
     9                   Sep-99             8.813%                   23                    Nov-00                7.418%
     10                  Oct-99             8.067%
     11                  Nov-99             7.852%
     12                  Dec-99             7.803%
     13                  Jan-00             7.484%

 VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

      A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.




                            Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt
   Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on November 15, 2000.

   This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                            Glenn Votek
                            -----------
                            Glenn Votek
                            Executive Vice President, and Treasurer